LOAN AGREEMENT

         This Loan Agreement ("Agreement") is between Palm Works, Inc., whose address is 2525 South Shore Harbor Blvd., suite 309, League City, Texas 77573 ("Company") and those shareholders of the Company who sign this Agreement (individually "Lending Shareholder" and collectively "Lending Shareholders"), and Northwest Capital Partners, L.L.C., whose address is 10900 NE 8th Street, Suite 900, Bellevue, Washington 98004, as "Agent"; and

                                  WITNESSETH:

         The Lending Shareholders and Company, in consideration of the mutual covenants, promises, and conditions set forth herein, do hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms will have the following meanings unless the context requires otherwise:

         AGREEMENT means this agreement as originally executed or hereafter amended.

         BUSINESS DAY means a day on which state banks in Houston, Texas are open for business.

         COLLATERAL means all tangible and intangible assets of PalmWorks, Inc.

[DESCRIBE COLLATERAL, IF ANY, SUCH AS ACCOUNTS RECEIVABLE, CONTRACT RIGHTS, FIXTURES, FURNITURE, EQUIPMENT AND OTHER PERSONAL PROPERTY (EITHER TANGIBLE OR INTANGIBLE)] owned by Company and located on or used in the business operated by Company and the proceeds thereof.

         DEFAULT and EVENT OF DEFAULT each mean any event specified in Paragraph 8 of this Agreement, provided that any requirement in connection with such event for the giving of notice or lapse of time or any other condition has been satisfied.

         INDEBTEDNESS of any Person means the sum, without any duplication of
(i) all Indebtedness, contingent or otherwise, for borrowed money created, assumed or guaranteed in any manner, directly or indirectly, by such Person, and
(ii) the undrawn amount of any loan commitments in favor of such Person, (iii) guaranties, whether direct or indirect, continuing or specific, of Indebtedness of another Person by such Person, (iv) all rental obligations of such Person with respect to leases which have a term (including any renewals at the option of the lessee but excluding delay rentals) of longer than one year, required by generally accepted accounting principles to be shown as a liability item on the balance sheet of such Person, (v) all Indebtedness in effect guaranteed by such Person through an agreement to purchase property, securities or services or to use facilities (including through-put and take or pay agreements), maintain working capital or other balance sheet condition, or otherwise, having the effect of enabling the obligor to satisfy Indebtedness or to assure the owner of Indebtedness against loss.

         NOTES mean the Revolving Notes and the Term Notes.

         OBLIGATIONS means the outstanding principal amounts of the Notes and any and all other Indebtedness, liabilities and obligations whatsoever of the Company to the Lending Shareholders hereunder or under the Note, or otherwise, whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising, and howsoever evidenced or acquired,

                                                                        Page -1-
whether joint or several; it being contemplated by the parties hereto that the Company may become indebted to the Lending Shareholders in further sum or sums.

         PERSON means any corporation, partnership, trust, estate, individual, unincorporated business entity or governmental department, administrative agency or instrumentality.

         REVOLVING NOTES mean the promissory notes referred to in Paragraph 2(a) hereof as the same may be renewed, extended, or rearranged at any time.

         SECURITY AGREEMENT means a General Security Agreement in substantially the form attached hereto as Exhibit "B".

         SECURITY INSTRUMENTS means the Security Agreement, together with all financing statements and other documents necessary for recordation of the same or perfection of the liens and security interests granted thereby.

         TERM NOTES mean the promissory notes referred to in Paragraph 2(b) hereof as the same may be renewed, extended or rearranged at any time.

2. THE LOANS. Subject to, and upon the terms, conditions, covenants and agreements contained herein:

         (a) REVOLVING LOAN. The Lending Shareholders hereby establish a Revolving Loan (herein so called) in favor of Company on the terms hereof. The aggregate outstanding principal amount of the Revolving Loan at any one time shall not exceed $1,000,000.00 ("Maximum Revolving Loan Amount"). Each Lending Shareholder shall make that percentage of the Revolving Loan set forth opposite such Lending Shareholder's signature hereto ("Lending Shareholder's Commitment").

         Subject to the terms of this Agreement, so long as Company is not in default hereunder at the time of the Company's request, the Company may borrow and the Lending Shareholders shall advance, up to the aggregate Maximum Revolving Loan Amount, their proportionate part of such requested advance that is equal to the requested amount of the advance multiplied times such Lending Shareholder's Commitment. This loan shall be a revolving loan, provided, at no time shall the outstanding principal balances of the Revolving Notes exceed the Maximum Revolving Loan Amount. As the Company repays advances made by Lending Shareholders, such amounts may be reborrowed, in whole or in part, until January 15, 2002.

         At the time of each advance under the Revolving Loan, Company shall execute and deliver a Revolving Note (herein so called) to each Lending Shareholder, payable to the order of each Lending Shareholder for the amount of its loan to Company. Each such Revolving Note shall be in the form of Exhibit "A-1" attached hereto, with blanks suitably filled, shall be dated the date of the borrowing, and shall mature on or before January 15, 2002. The rate of interest before maturity shall be at a rate equivalent to the rate described by Chase Manhattan Bank as its prime rate in effect from time to time (computed on a 365-day basis) ("Prime Rate").

         All renewals, extensions, modifications and rearrangements of the Revolving Notes, if any, shall be deemed to be made pursuant to this Agreement, and accordingly, shall be subject to the terms and provisions hereof and the Company shall be deemed to have ratified as of such renewal, extension,

                                                                        Page -2-
modification or rearrangement date, all of the representations, covenants and agreements herein set forth.

         (b) RIGHT TO TERMINATE REVOLVING LOAN. Company may at any time terminate or reduce the Revolving Loan hereby created by giving written notice to each of Lending Shareholders and by payment of all Revolving Notes outstanding hereunder in case of termination or the parts thereof exceeding the Revolving Loan as so reduced, in either case with interest on Revolving Credit Notes so paid.

         Any reduction of the Revolving Loan shall apply to the Lending Shareholder Commitments of proportionately, and Company may not terminate one Lending Shareholder's Commitment without terminating the commitments of each Lending Shareholder. All payments of principal or interest by Company on the Revolving Credit Notes or on the Term Notes shall be made ratably on the Indebtedness owing to each Lending Shareholder.

         (c) PROVISIONS RELATIVE TO THE NOTES, BORROWING AND PAYMENTS. Company shall give the Agent at least five full business days notice of each proposed borrowing hereunder, and the Agent shall promptly advise each Lending Shareholder thereof. Not later than 11 a.m. Houston, Texas time on the day of a proposed borrowing, each Lending Shareholder shall provide the Agent with federal funds covering such Lending Shareholder's proportion of the borrowing.

         Each borrowing from Lending Shareholders hereunder shall be made pro rata according to their respective Lending Shareholder's Commitments and on the same date. Each payment and prepayment of the Revolving Notes or the Term Notes shall be made pro rata in accordance with the principal amounts of such notes.

         Each Note shall rank in priority as to the date of its issuance, with Notes senior in date having priority over Notes dated thereafter. All Notes of equal date shall rank equally and ratably, without priority over one another.

3. PREPAYMENTS. Each prepayment on the Notes must be paid at the offices of the Lending Shareholders. The Company shall be entitled to prepay the Notes from time to time, and at any time, in whole or in part, without notice or penalty. Any such prepayment shall be applied to the installments of the Notes in the inverse order of their maturities.

4. COLLATERAL. Payment of the Notes and performance of the Obligations described herein shall be secured, or guaranteed, directly or indirectly, by a lien and security interest in and upon the Collateral as evidenced by a Security Agreement in substantially the form of Exhibit "B" hereto. The Lending Shareholders hereby appoint the Agent as their respective agent and attorney in fact hereunder and under the Security Agreement to act on their behalf under the Security Agreement. If the Agent is in doubt as to any action to take on the part of the Lending Shareholders, the consent of the holders of more than fifty percent (50%) of the Lending Shareholder's Commitments ("Majority of Lending Shareholders") shall be binding on the Agent and on all the Lending Shareholders. Such consent may be obtained at a meeting attended by a Majority of the Lending Shareholders or by written consent of such Majority of Lending Shareholders. The Agent shall have the power and authority to take all actions as may be necessary or required on behalf of the Lending Shareholders as Agent or as Secured Parties under the Security Agreement.

                                                                        Page -3-

5. USE OF PROCEEDS. The proceeds of the Notes shall be used by the Company for operating expenses and other purposes as deemed necessary by the Company.

6. AFFIRMATIVE COVENANTS AND AGREEMENTS. Until payment and performance in full of the Notes and the Obligations hereunder, unless the Company receives prior written approval of a deviation from the Lending Shareholders, the Company covenants and agrees to

         (a) FINANCIAL STATEMENTS. Furnish the Lending Shareholders, within one hundred twenty (120) days after the end of each fiscal year of the Company during the term hereof, a copy of its annual financial statement, consisting of at least a balance sheet and related statements of income, retained earnings and changes in financial condition of the Company, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year;

         (b) INSURANCE. Maintain insurance with responsible companies in the amounts and types and against the risks, liabilities and contingencies as is usually carried by similar businesses in the same general area and of similar size to the Company;

         (c) PAYMENT OF OBLIGATIONS. Pay and discharge all taxes, assessments and governmental charges or levies imposed on the Company or on its income or profits or on any of its property prior to the date on which penalties or liens attach thereto and become of public record, provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings and against which the Company has set up adequate reserves in accordance with generally accepted accounting principles; and

         (d) EXPENSES. Pay reasonable expenses, including reasonable legal expenses and attorneys' fees, if any, of the collection of the Notes, or for the enforcement of any of the Company's Obligations hereunder and under any document executed to secure the payment of the Notes and for the recording and filing and re-recording and refiling of any such document.

7. REPRESENTATIONS, WARRANTIES AND COVENANTS. In order to induce the Lending Shareholders to extend the credit and financial accommodations evidenced by the Notes and this Agreement, the Company represents, warrants and covenants that:

         (a) CORPORATE AUTHORITY AND APPROVAL. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and is duly licensed, qualified to do business and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such licensing and qualification and has all powers and all permits, consents and authorizations necessary to own and operate its properties and carry on its business as presently conducted. The execution, delivery and performance of this Agreement, the borrowings hereunder and the execution and delivery of the Notes and the several agreements and instruments contemplated hereby, (i) have been authorized by proper corporate proceedings, and (ii) will not contravene, or constitute a default under, any provisions of applicable law or regulation or of the Articles of Incorporation or Bylaws of the Company, or of any mortgage, indenture, contract, agreement or other instrument, or any judgment, order or decree, binding upon the Company. No consents of the Company's shareholders or any holder of any Indebtedness of the Company are required as a condition to the validity of this Agreement, the Notes or the several agreements and instruments contemplated hereby, or else such consents have been obtained. This Agreement, the Notes and the several agreements and instruments contemplated hereby, when duly executed and delivered in

                                                                        Page -4-
accordance with this Agreement will constitute, as to the applicable party, legal, valid and binding obligations of the Company in accordance with their respective terms;

         (b) GOVERNMENTAL APPROVAL. No approvals or consents of any governmental department, administrative agency or instrumentality having jurisdiction over the Company are necessary to permit the Company to enter into this Agreement, the Notes or the several agreements and instruments contemplated hereby;

         (c) TAX RETURNS. The Company has filed all United States tax returns and all state and foreign tax returns required to be filed by it and has paid, or made provisions for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by the Company except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with generally accepted accounting principles, and such returns properly reflect the United States income, foreign tax and/or state taxes of the Company for the periods covered thereby; and

         (d) LIENS AND SECURITY INTERESTS. The security interests, mortgages and liens attaching to the Collateral will at all times constitute valid, perfected and enforceable first priority security interests, mortgages and liens in favor of the Lending Shareholders,

8. DEFAULT. The Company shall be in default hereunder if any one of the following conditions or events ( "Events of Default") shall occur and be continuing upon expiration of thirty (30) days after receipt by Company of written notice thereof:

         (a) The payment of the Notes shall not be paid when due and payable;

         (b) Any representation, statement, warranty, or certificate made by the Company in this Agreement, or in any agreement or instrument executed pursuant hereto or concurrently herewith, or hereafter furnished to the Lending Shareholders in connection with any loan or loans hereunder, shall prove to have been incorrect in any material respect at the time of making or issuance thereof;

         (c) Default of any of the Company in the performance of any of the covenants and agreements hereof or in any other agreement or instrument executed pursuant hereto;

         (d) The Company shall apply for or consent to, or acquiesce in the appointment of a receiver, trustee, or liquidator of itself or of the Collateral, or admit in writing its inability to pay its debts as they mature, or make a general assignment for the benefit of creditors or be adjudicated a bankrupt or insolvent by any court having competent jurisdiction in the premises, or file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, composition, readjustment or arrangement, or similar relief with creditors, under any present or future statute, law or regulation, or otherwise, or take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in bankruptcy, reorganization, or insolvency proceedings, or corporate action shall be taken by it for the purpose of effecting any of the foregoing, or it shall have a receiver or trustee or assignee in bankruptcy or insolvency appointed for it or the Collateral, without its application or consent;

         (e) An event of default as defined in any security agreement or any of the other several agreements and instruments executed pursuant hereto.

                                                                        Page -5-

         Thereupon, in any such case, the obligation of the Lending Shareholders to extend credit to the Company pursuant hereto shall immediately terminate, and the holdesr of the Notes may, at their option, declare the principal of and interest accrued on the Notes to be forthwith due and payable, whereupon the same shall become due and payable without further presentment, demand, protest, notice of protest, or notice of any kind, all of which are hereby expressly waived.

9. NOTICE. All notices, requests, and demands shall be made or given to the respective parties at their addresses listed at the beginning or end of this Agreement, as the case may be. All notices and other communications given to any party hereto, in accordance with the provisions of this Agreement shall be by actual hand delivery sent by messenger service or by registered or certified mail, return receipt requested, or by telegram, charges prepaid, in each case addressed to the party as provided herein, or in accordance with the latest unrevoked direction from such party, and shall be deemed received upon the earlier to occur of actual receipt if by hand or telegram or presentation by the postal authorities for receipt if by mail.

10. WAIVER. No failure to exercise and no delay in exercising, on the part of the Lending Shareholders, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in any other agreement.

11. SURVIVAL OF AGREEMENTS. All agreements, representations and warranties herein made, shall survive the execution and delivery of the Notes and the security agreements and other agreements and documents executed pursuant hereto and the making and renewal thereof.

12. SUCCESSORS. This Agreement Shall be binding upon the Company and its successors, assigns and legal representatives and shall be binding upon the Lending Shareholders and inure to the benefit of the Lending Shareholders and their heirs, administrators, agents, employees, legal representatives, successors, and assigns.

13. SEVERABILITY. In the case any one or more of the provisions contained in this Agreement, the Notes or any of the several agreements and instruments executed in connection herewith should be invalid, illegal, or unenforceable, in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected thereby.

14. INTEREST. It is the intention of the parties hereto to comply with applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Agreement, the Notes, the security agreements or in any of the documents or instruments securing payment thereof or otherwise relating hereto, in no event shall this Agreement, the Notes, the security agreements or such instruments or documents relating hereto, require the payment or permit the collection of interest, in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged or received under this Agreement, the Notes, the security agreements or any of the documents or instruments securing payment thereof or otherwise relating hereto, or in the event the maturity of the Indebtedness evidenced by the Notes is accelerated in whole or in part, or in the event that all or part of the principal or interest of the Notes shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Agreement, the Notes, the Security

                                                                        Page -6-

Instruments or any of the documents or instruments securing payment thereof or otherwise relating hereto, on the amount of principal actually outstanding from time to time under the Notes shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither the Company nor any other Person or entity now or hereafter liable for the payment of the Notes shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted to be contracted for by, charged to or received from the party obligated thereon under the applicable usury laws,
(c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount on the Notes or refunded to the Person paying the same, at the holder's option, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest permitted to be contracted for by, charged to or received from the party obligated thereon under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Agreement, the Notes, the Security Instruments or any of the documents or instruments securing payment thereof or otherwise relating thereto, for the purpose of determining whether such rate exceeds the maximum lawful rate of interest, shall be made, to the extent permitted by the applicable usury laws, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Notes all interest at any time contracted for, charged or received from the Company or otherwise by the holder or holders thereof in connection with the Notes.

15. AMENDMENTS. This Agreement may not be amended except in writing signed by the Company and the Lending Shareholders.


16. GOVERNING LAW. The laws of the State of Texas, and to the extent applicable, federal law, shall govern the construction and interpretation of this Agreement.

17. CONTROLLING DOCUMENT. In the event of actual conflict in the terms and provisions of this Agreement and any of the Security Instruments, the terms and provisions of this Agreement will control.

         EXECUTED to be effective as of the 15th day of January, 2000.



                                        Palm Works, Inc.


                                        By: /s/ James T. Voss
                                            ------------------------------------
                                            James T. Voss, President

                                                     "Company"

                                        Northwest Capital Partners, L.L.C.


                                        By: /s/ Brent Nelson
                                            ------------------------------------
                                            Brent Nelson, President

                                                                        Page -7-

                                        Northwest Capital Partners, L.L.C.
                                        10900 NE 8th Street, Suite 900
                                        Bellevue, Washington 98004

                                                        "Agent"

Lending Shareholder's Commitments:

One hundred percent (100%)              By: /s/ Brent Nelson
                                            ------------------------------------
                                            Brent Nelson, President
                                            Northwest Capital Partners, L.L.C.
                                            10900 NE 8th Street, Suite 900
                                            Bellevue, Washington 98004

                                                 "Lending Shareholders"

                                 REVOLVING NOTE

$1,000,000.00                                                   January 15, 2000


         FOR VALUE RECEIVED, Palm Works, Inc., a Texas corporation, of Houston, Harris County, Texas (hereinafter referred to as ("MAKER"), promises to pay to the order of Northwest Capital Partners, L.L.C. ("PAYEE"), the sum of one million Dollars ($1,000,000.00) pursuant to the hereinafter described Loan Agreement. The principal of and any interest on this Note shall be due and payable in lawful money of the United States of America at the address of Payee hereinafter set forth, or at such other address as Payee may specify by notice in writing to Maker from time to time.

         This Revolving Note shall bear interest at the rate described by Chase Manhattan Bank as its prime rate in effect from time to time (computed on a 365 day basis), with such interest payable quarterly beginning 90 days after initial draw, with like payments being due on the 15th day of the month after each calendar quarter until January 15, 2002 (the "Maturity Date") when the entire unpaid principal balance and all accrued and unpaid interest shall be due and payable.

         This Revolving Note is given to evidence the obligation of Maker to pay to Payee amounts advanced by Payee to or for the benefit of Maker pursuant to a Loan Agreement between Maker and Payee of dated January 15, 2000, reference to which is made for all purpose ("Loan Agreement").

         This Revolving Note is one of up to ten notes executed and delivered pursuant to the Loan Agreement, evidencing the Maker's obligation to repay an aggregate amount up to $1,000,000.00 this day advanced under the Revolving Loan. Each revolving note executed as the date hereof has the same date, tenor, and maturity, except with such variations as necessary to express the principal amount of each such revolving note. Each such revolving note with the same date as this Revolving Note shall rank equally and ratably, without priority over one another. This Revolving Note shall be subordinate and inferior to any revolving note with a date senior to the date of this Revolving Note.

         All past due payments on this Revolving Note not timely paid shall bear interest from maturity until paid at the lesser of the Maximum Rate (hereinafter defined) or eighteen percent (18%) per annum ("Default Rate"). Maker may prepay the principal hereof at any time, in full or in part, without prepayment penalty or premium. Upon payment in full, this Revolving Note shall be cancelled and returned to Maker.

         This Revolving Note is secured by the liens and security interest in the Collateral, as set forth in the Loan Agreement and pursuant to the General Security Agreement referred to therein.

         Nothing herein or in any instrument, document or other writing now or hereafter executed in connection with or securing this Revolving Note shall entitle the Payee to contract for, charge or receive interest hereon in excess of the maximum lawful rate of interest permitted to be charged by the Payee to Maker under the laws of the State of Texas or the United States of America (whichever is higher), and in regard to which Maker would be prevented from successfully raising the claim or defense of usury under applicable law, and further limited by the provisions of this

                                                                        Page -1-

Revolving Note hereinafter set forth, which provisions control the calculation of interest to be charged on the loan evidenced by this Revolving Note ("Maximum Rate").

         It is agreed that time is of the essence of this Agreement, and the Maker expressly agrees that the Maker shall be in default hereunder if any one of the following conditions or events ("Events of Default") shall occur and be continuing upon expiration of thirty (30) days after receipt by Maker of written notice thereof:

         a. The default in the punctual payment of any installment of principal or interest on this Revolving Note when due, or there is or occurs any breach of or failure punctually and properly to perform any of the terms, covenants, or provisions set forth in this Revolving Note, the Loan Agreement, in any other Revolving Note executed pursuant to the Loan Agreement, or in any instrument securing the same;

a. Any representation, statement, warranty, or certificate made by the Maker in the Loan Agreement, or in any agreement or instrument executed pursuant thereto or concurrently therewith, or thereafter furnished to the Holder or any Lending Shareholder in connection with any loan or loans hereunder, shall prove to have been incorrect in any material respect at the time of making or issuance thereof;

         b. Default of the Maker in the performance of any of the covenants and agreements of the Loan Agreement, or in any other agreement or instrument executed pursuant thereto;

         c. The Maker shall apply for or consent to, or acquiesce in the appointment of a receiver, trustee, or liquidator of itself or of the Collateral, or admit in writing its inability to pay its debts as they mature, or make a general assignment for the benefit of creditors or be adjudicated a bankrupt or insolvent by any court having competent jurisdiction in the premises, or file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, composition, readjustment or arrangement, or similar relief with creditors, under any present or future statute, law or regulation, or otherwise, or take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in bankruptcy, reorganization, or insolvency proceedings, or corporate action shall be taken by it for the purpose of effecting any of the foregoing, or it shall have a receiver or trustee or assignee in bankruptcy or insolvency appointed for it or the Collateral, without its application or consent;

         d. An event of default as defined in any security agreement, any of the other several agreements and instruments, or the Security Instruments executed pursuant to the Loan Agreement.

         If this Revolving Note is collected by suit, through probate or bankruptcy court, or by any other judicial proceedings or if this Revolving Note is not paid at maturity, howsoever such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Maker promises to pay, reasonable attorneys' fees in addition to all other amounts owing hereunder, at the time this Revolving Note is placed in the hands of such attorney, which additional sum is agreed by Maker to be a reasonable additional liquidated sum and which shall be immediately due and payable without notice of such event and which shall be added to the principal of this Revolving Note and shall bear interest at the Default Rate.

         Except for any notices forth herein or in the Loan Agreement, Maker does hereby waive grace, demand, notice of demand or presentment for payment, notice of nonpayment, protest,

                                                                        Page -2-
notice of protest, notice of intention to accelerate maturity, notice of acceleration and all other notices, filing of suit, any notice of defense on account of the extension of the time for payments and diligence in collecting this Revolving Note or enforcing any of the security heretofore described and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any Payee hereof, in order to enforce payment of this Revolving Note by it to first institute suit or exhaust its remedies against Maker, or to enforce its rights against any security hereto, and consent to any extension or postponement of time of payment of this Revolving Note or any other indulgence with respect hereto, by the Payee, without notice thereof to any of them.

         Any sums expended by the Payee after the date hereof and applied against obligations due under this Revolving Note shall be deemed additional principal hereunder, due on demand, and the same shall accrue interest at the Default Rate.

         In the event any one or more of the Events of Default specified above shall have occurred, the Payee may proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceedings.

         No delay on the part of the Payee in the exercise of any power or right under this Revolving Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right. Enforcement by the Payee or any security for the payment thereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

         The Payee shall not have any recourse for the payment of any part of the principal or interest on this Revolving Note against any present or future officer, director, incorporator, shareholder, agent, or employee of the Maker. The Payee of this Revolving Note, by the acceptance hereof and as a part of the consideration for this Revolving Note, expressly agrees that the Revolving Notes are obligations solely of the Maker, and the Payee releases all claims and waives all liability against all of the foregoing persons in connection the payment hereof.

         All notices or demands required or permitted hereunder shall be in writing, and shall be deposited in the United States mail, registered or certified mail, postage prepaid, return receipt requested, or by full rate, prepaid telegram, messenger service, or actual hand delivery addressed as follows:

         If to Maker:    2525 South Shore Harbor Blvd., Suite 309, League City,
                         Texas 77573

         If to Payee:    10900 NE 8th Street, Suite 900, Bellevue, Washington
                         98004

         All notices, requests, and demands shall be made or given to the respective parties at their addresses set forth above. All notices and other communications given to any party hereto, in accordance with the provisions of this Agreement shall be by actual hand delivery, by messenger service, or by registered or certified mail, return receipt requested, or by telegram, charges prepaid, in each case addressed to the party as provided herein, or in accordance with the latest unrevoked direction from such party, and shall be deemed received upon the earlier to occur of actual receipt if by hand, messenger service, or telegram or presentation by the postal authorities for receipt if by mail.

                                                                        Page -3-

         This Revolving Note has been executed and delivered, and is to be performed, in the State of Texas, and the laws of such state shall govern the validity of construction, enforcement, and interpretation of this Revolving Note. Venue for all purposes shall be proper in Harris County, Texas.

         This Revolving Note may be prepaid in whole or in part at any time without penalty.

         If any payment of principal or interest on this Revolving Note shall become due on a Saturday, Sunday, or public holiday under the laws of the State of Texas on which Payee is not open for business, such payment shall be made on the next succeeding business day of Payee.

         Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by the Payee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee hereof except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee and applied to this indebtedness in the manner elsewhere herein provided.

         No delay by the Payee in the exercise of any power or right hereunder, or under any other instrument executed in connection herewith shall operate as a waiver thereof, nor shall a single or partial exercise of any right or remedy preclude other or further exercise of any other power, right or remedy.

         All of the covenants, stipulations, promises and agreements in this Revolving Note contained by or on behalf of Maker shall bind its successors and assigns, whether so expressed or not.

         IN WITNESS WHEREOF, the undersigned has executed this Revolving Note as of the day and year set forth above.

                                        Palm Works, Inc.


                                        By /s/ James T. Voss
                                           -------------------------------------
                                           James T. Voss, President

                                                       "MAKER"

                                                                        Page -4-

                           GENERAL SECURITY AGREEMENT


         This GENERAL SECURITY AGREEMENT dated January 15, 2000, is by and between Palm Works, Inc. (herein called the "Debtor") and those Lending Shareholders who sign this General Security Agreement pursuant to the Loan Agreement dated January 15, 2000 between the Lending Shareholders and the Debtor, reference to which is hereby made for all purposes and which is hereby incorporated herein (with such Lending Shareholders being herein individually referred to as "Secured Party" and collectively as the "Secured Parties"), and Northwest Capital Partners, L.L.C. ("Agent") as Agent for the Secured Parties;

         In consideration of the mutual covenants herein contained, and other good and valuable consideration, the parties hereto agree as follows:

         The Secured Parties hereby appoint the Agent as their respective agent and attorney in fact hereunder to act on their behalf under this Security Agreement. If the Agent is in doubt as to any action to take on the part of the Secured Parties, the consent of the holders of more than fifty percent (50%) of the Secured Parties' Commitments as set forth on the signature pages hereof by such Secured Party's signature ("Majority of Secured Parties") shall be binding on the Agent and on all the Secured Parties. Such consent may be obtained at a meeting attended by a Majority of the Secured Parties or by written consent of such Majority of Secured Parties. The Agent shall have the power and authority to take all actions as may be necessary or required on behalf of the Secured Parties as Agent or as Secured Parties under this Security Agreement.

                                   SECTION ONE

                              THE SECURITY INTEREST

         The Debtor hereby grants to the Secured Parties, on a pari passu basis, and to the Agent, on behalf of the Secured Parties hereunder, a security interest in the following personal property: all tangible and intangible assets of PalmWorks, Inc.

[DESCRIBE COLLATERAL, IF ANY, SUCH AS - ACCOUNTS RECEIVABLE, CONTRACT RIGHTS, FIXTURES, FURNITURE, EQUIPMENT (AS SUCH TERM IS DEFINED IN SECTION 9.109 OF THE TEXAS UNIFORM COMMERCIAL CODE - SECURED TRANSACTIONS) AND OTHER PERSONAL PROPERTY (EITHER TANGIBLE OR INTANGIBLE), INCLUDING BUT NOT LIMITED TO, MACHINERY, VEHICLES, MANUFACTURING EQUIPMENT, SHOP EQUIPMENT, OFFICE AND RECORD KEEPING EQUIPMENT, PARTS AND TOOLS; AND OTHER PERSONAL PROPERTY (EITHER TANGIBLE OR INTANGIBLE); ALL OF DEBTOR'S RIGHTS TO THE PAYMENT OF MONEY, WHETHER SUCH RIGHT TO PAYMENT ARISES OUT OF A SALE, LEASE, OR OTHER DISPOSITION OF GOODS OR OTHER PROPERTY BY DEBTOR, OUT OF A RENDERING OF SERVICES BY THE DEBTOR, OUT OF A LOAN BY THE DEBTOR, OUT OF THE OVERPAYMENT OF TAXES OR OTHER LIABILITIES BY THE DEBTOR OR OTHERWISE ARISES UNDER ANY CONTRACT OR AGREEMENT, WHETHER SUCH RIGHT TO PAYMENT IS OR IS NOT ALREADY EARNED BY PERFORMANCE, AND HOWSOEVER SUCH RIGHT TO PAYMENT MAY BE EVIDENCED, TOGETHER WITH ALL OF THE RIGHTS AND INTEREST (INCLUDING ALL LIENS AND SECURITY INTEREST) WHICH DEBTOR MAY AT ANY TIME HAVE BY LAW OR AGREEMENT AGAINST ANY ACCOUNT DEBTOR OTHER OBLIGOR OBLIGATED TO MAKE ANY SUCH PAYMENT OR AGAINST ANY OF THE PROPERTY OF SUCH ACCOUNT DEBTOR OR OTHER OBLIGOR; FURTHER INCLUDING ALL PRESENT AND FUTURE DEBT INSTRUMENTS, ACCOUNTS (AS SUCH TERM IS DEFINED IN SECTION 9.106 OF THE TEXAS UNIFORM COMMERCIAL CODE - SECURED TRANSACTIONS), LOANS AND OBLIGATIONS RECEIVABLE AND TAX REFUNDS; FURTHER INCLUDING ALL CONTRACT RIGHTS, ACCOUNTS, ACCOUNTS RECEIVABLE, BILLS AND NOTES RECEIVABLE, CREDITS, BANK ACCOUNTS, CASH ON HAND,

                                                                        Page -1-

CLAIMS, DEMANDS, JUDGMENTS, CHOSES IN ACTION, BONDS, NOTES, INSTRUMENTS, DOCUMENTS, RIGHTS TO PAYMENT IN THE NATURE OF GENERAL INTANGIBLES, CONTRACTS, SUBCONTRACTS, DEPOSITS, FUNDS, PERMITS, LICENSES, FRANCHISES, CERTIFICATES, AND OTHER RIGHTS AND PRIVILEGES OF THE DEBTOR, INVENTORY, NOTES, DRAFTS, SECURITIES, GUARANTIES, DOCUMENTS, CHATTEL PAPER, CONTRACT RIGHTS, ACCEPTANCES, INSTRUMENTS, GENERAL INTANGIBLES, AND ALL OTHER FORMS OF BENEFITS, ROYALTIES, RIGHTS, INTERESTS, AND PROPERTY ARISING THEREFROM; TOGETHER WITH ANY AND ALL EXTENSIONS AND RENEWALS OF, SUBSTITUTIONS AND REPLACEMENTS FOR, AND INCOME AND PROFITS FROM THE FOREGOING AND ANY AND ALL PROCEEDS AND PRODUCTS OF THE FOREGOING; ALL CONTRACTS AND SUBCONTRACTS; ANY DEPOSITS, FUNDS, ACCOUNTS, CONTRACT RIGHTS, INSTRUMENTS, DOCUMENTS, GENERAL INTANGIBLES (INCLUDING TRADEMARKS, TRADE NAMES, AND SYMBOLS USED IN CONNECTION THEREWITH), NOTES OR CHATTEL PAPER; ALL PERMITS, LICENSES, FRANCHISES, CERTIFICATES, AND OTHER RIGHTS AND PRIVILEGES RELATED TO THE DEBTOR'S BUSINESS, TOGETHER WITH ALL OTHER INTEREST OF EVERY KIND AND CHARACTER WHICH DEBTOR NOW HAS OR AT ANY TIME HEREAFTER ACQUIRES IN AND TO THE PERSONAL PROPERTY DESCRIBED OR REFERRED TO, INCLUDING BUT NOT LIMITED TO PROCEED FROM THE CONDEMNATION OR THREATENED CONDEMNATION OF ANY OF THE COLLATERAL AND THE PROCEEDS OF ANY AND ALL INSURANCE COVERING ANY OF THE COLLATERAL, AND ALL PROPERTY WHICH IS USED IN CONNECTION WITH THE OPERATION OF THE BUSINESS OF THE DEBTOR; TOGETHER WITH ALL PROCEEDS ARISING FROM OR BY VIRTUE OF THE SALE, LEASE OR OTHER DISPOSITION OF ANY OF THE PERSONAL PROPERTY DESCRIBED HEREIN; AND ALL RENEWALS, REPLACEMENTS, AND SUBSTITUTIONS THEREOF AND ADDITIONS THERETO, TOGETHER WITH ALL OTHER INTEREST OF EVERY KIND AND CHARACTER WHICH DEBTOR NOW HAS OR AT ANY TIME HEREAFTER ACQUIRES IN AND TO THE PERSONAL PROPERTY DESCRIBED OR REFERRED TO IN THE FOREGOING].

         All properties, rights, and interests described or referred to above are sometimes referred to collectively as the "Collateral" to secure the repayment of all sums advanced or to be advanced by Secured Parties to Debtor pursuant to the Loan Agreement of even date herewith (herein called the "Liabilities") and any and all extensions, renewals, and rearrangements thereof, plus all liabilities, indebtedness, or obligations of the Debtor to the Secured Parties, howsoever evidenced, of every kind and description, whether direct or indirect, absolute or contingent, due or to become due, and whether now or hereafter arising it being contemplated that Debtor will be indebted to Secured Parties in the future. Debtor acknowledges that the security interests herein granted shall secure all future advances as well as any and all other liabilities, obligations, and indebtedness of Debtor to Secured Parties whether now in existence or hereafter arising.

                                   SECTION TWO

                          COVENANTS AND REPRESENTATIONS

The Debtor covenants and represents as follows:

         Section 2.1. OWNERSHIP. The Debtor is and shall continue to be the owner of the Collateral free of any lien or encumbrances (except of the Secured Parties and except as now in existence) and will defend same against all adverse claims and demands.

         Section 2.2. POSSESSION. Unless the Agent demands possession or agrees otherwise, the Debtor shall have possession of the Collateral in trust for the Secured Parties and shall not sell, lease, encumber or dispose of the Collateral, except for inventory sold or leased in the ordinary course of the Debtor's business.

         Section 2.3. MAINTENANCE AND INSURANCE. The Debtor will care for, protect, and maintain the Collateral; keep proper record thereof, permit the Agent or any Secured Party to inspect the Collateral;

                                                                        Page -2-
and inform the Agent of the Collateral's location. The Debtor will keep the Collateral insured by such companies, in such amounts, and against such risks as shall be acceptable to the Agent with loss payable clauses in favor of the Agent, and shall furnish evidence of such insurance satisfactory to the Agent. The Debtor assigns and directs any insurer to pay to the Agent the proceeds of all such insurance and any premium refund, and authorizes the Agent to endorse in the name of the Debtor any instrument for such proceeds and refunds and, at the option of the Agent, to apply such proceeds and refunds to any unpaid balance of the Liabilities, whether or not due, and/or to restoration of the Collateral, returning any excess to the Debtor. The Agent is authorized in the name of the Secured Parties or otherwise to purchase, adjust, settle claims under and/or cancel any insurance on the Collateral, and is hereby appointed the Debtor's attorney-in-fact to make adjustments of all insurance losses, to sign applications, receipts, releases, and other papers necessary for the purchase of insurance or the collection of any loss and any returned or unearned premium, to execute proofs of loss, to make settlements and to endorse and collect any check or other item payable to the Debtor issued in connection therewith. The power of attorney hereby created to a power coupled with an interest with full power of substitution. The Debtor will promptly pay all taxes, fees, liens, encumbrances, and costs pertaining to the Collateral.

         Section 2.4. FINANCIAL STATEMENTS. The Debtor agrees to deliver to the Agent, when requested, financial statements in form satisfactory to Agent. The Debtor also agrees to permit any employee or representative of the Agent to examine all of the Debtor's books and records at any time during normal business hours. The Debtor represents and warrants to the Secured Parties that all financial statements and credit applications furnished to the Secured Parties do and will accurately reflect the financial condition and operations of the Debtor at the times and for the periods stated therein.

         Section 2.5. COLLECTION OF ACCOUNTS RECEIVABLE. If Collateral includes accounts receivable, the Debtor agrees to collect all such accounts receivable as they become due.

                                  SECTION THREE

                         EVENTS OF DEFAULT AND REMEDIES

         Section 3.1. EVENTS OF DEFAULT. It is agreed that time is of the essence of this Agreement, and the Debtor expressly agrees that the Debtor shall be in default hereunder if any one of the following conditions or events ( "Events of Default") shall occur and be continuing upon expiration of thirty
(30) days after receipt by Debtor of written notice thereof:

(a) The default in the punctual payment of any installment of principal or interest on this Term Note when due, or there is or occurs any breach of or failure punctually and properly to perform any of the terms, covenants, or provisions set forth in this Term Note, the Loan Agreement, in any other Term Note executed pursuant to the Loan Agreement, or in any instrument securing the same;

(b) Any representation, statement, warranty, or certificate made by any of the Debtor in the Loan Agreement, or in any agreement or instrument executed pursuant thereto or concurrently therewith, or thereafter furnished to the Holder or any Lending Shareholder in connection with any loan or loans thereunder, shall prove to have been incorrect in any material respect at the time of making or issuance thereof;

(c) Default of the Debtor in the performance of any of the covenants and agreements of the Loan Agreement, or in any other agreement or instrument executed pursuant thereto;

                                                                        Page -3-

(d) The Debtor shall apply for or consent to, or acquiesce in the appointment of a receiver, trustee, or liquidator of itself or of the Collateral, or admit in writing its inability to pay its debts as they mature, or make a general assignment for the benefit of creditors or be adjudicated a bankrupt or insolvent by any court having competent jurisdiction in the premises, or file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, composition, readjustment or arrangement, or similar relief with creditors, under any present or future statute, law or regulation, or otherwise, or take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in bankruptcy, reorganization, or insolvency proceedings, or corporate action shall be taken by it for the purpose of effecting any of the foregoing, or it shall have a receiver or trustee or assignee in bankruptcy or insolvency appointed for it or the Collateral, without its application or consent;

(e) An event of default as defined in any security agreement, any of the other several agreements and instruments, or the Security Instruments executed pursuant to the Loan Agreement.

         Section 3.2. RIGHTS AFTER DEFAULT. Upon occurrence of any event of default, all the Liabilities, at the option of the Agent, and without any notice or demand, shall become due and payable immediately; and the Agent shall have all rights and remedies for default provided by law and in this or any other instrument of the Debtor to the Secured Parties or to which the Debtor and the Secured Parties are parties. The Agent may require the Debtor to assemble the Collateral and to make it available to the Agent at any convenient place designated by the Agent, which the Debtor hereby agrees to do. At any time or times after the Liabilities become due, the Agent is empowered to collect, sell, assign, transfer, set over and deliver the whole or any part of the Collateral, as may be appropriate, at public or private sale, either for cash or on credit or for future delivery, without assumption or credit risk, without demand, advertisement, or notice, which are hereby expressly waived, unless prohibited by law, and at any such sale the Agent may become the purchaser of the whole or any part of the collateral, discharged from any right of redemption. Upon any such sale, after deducting all costs and expenses of every kind, the Agent shall apply the proceeds thereof toward the payment, whether due or not due, of the accrued interest and unpaid principal on the Liabilities, on a pari passu basis, according to their respective dates, tenor, and priority, as set forth therein, returning the surplus, if any, to the Debtor, and the Debtor shall be and remain liable to the Agent for any and every deficiency after application of such proceeds as aforesaid. The Agent is authorized to transfer into its own name or that of its nominee, as Agent for the Secured Parties, at any time and from time to time, any or all of the Collateral. The Agent shall not be bound to take any steps to preserve any rights in the Collateral against prior parties which the Debtor hereby assumes to do and the Agent shall have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Debtor may reasonably request, but no omission to comply with any such request shall be deemed a failure to exercise reasonable care.

                                  SECTION FOUR

                                  MISCELLANEOUS

         Section 4.1. WAIVER. The Agent shall not be deemed to have waived any of its rights hereunder or in the collateral (or any part thereof) unless such waiver is in writing, and no delay or omission by the Agent in exercising any right shall operate as a waiver thereof or of any other rights. The Agent may permit the Debtor to remedy any default without waiving the default so remedied and the Agent

                                                                        Page -4-
may waive any default without waiving any other subsequent or prior default by the Debtor.

         Section 4.2. PARTIES BOUND. Each person signing this Agreement, other than the Agent, is a Debtor, and the Liabilities hereunder of all the Debtors are joint and several. This Agreement benefits the Secured Parties, its successors and assigns, and binds the Debtors and their respective heirs, personal representatives, successors and assigns. The Secured Parties hereby confirm the appointment of the Agent to act on their behalf as set forth herein and in the Loan Agreement.

         Section 4.3. NOTICES. Written notice, when required by law, sent to the address of the Debtor at least 30 calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice.

         Section 4.4. TERM. This Agreement and the security interest in the collateral created hereby shall terminate when the Liabilities have been paid in full and all other agreements between the Debtor and the Secured Parties relating to the Liabilities have terminated, and prior to such payment and termination, this shall be a continuing agreement.

         Section 4.5. EXECUTION OF DOCUMENTS. The Debtor will execute all necessary documents to accomplish the purpose hereof, including financing statements required to perfect and continue the validity of the security interest of the Secured Parties hereunder.

         Section 4.6. GOVERNING LAW. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with the laws of the state of Texas, and shall be performable in Harris County, Texas.

         IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed on the day and year first above set forth.


                                        Palm Works, Inc.


                                        By: /s/ James T. Voss
                                            ------------------------------------
                                            James T. Voss, President
                                                        "Debtor"

                                        Northwest Capital Partners, L.L.C.


                                        By: /s/ Brent Nelson
                                            ------------------------------------
                                            Brent Nelson, President
                                            Northwest Capital Partners, L.L.C.
                                            10900 NE 8th Street, Suite 900
                                            Bellevue, Washington 98004
                                                         "Agent"

                                              SECURED PARTIES' COMMITMENTS:

                                                                        Page -5-

                                        One Hundred percent (100%)


                                        By: /s/ Brent Nelson
                                            ------------------------------------
                                            Northwest Capital Partners, L.L.C.
                                            10900 NE 8th Street, Suite 900
                                            Bellevue, Washington 98004
                                                    "Secured Parties"